UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2010

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On March 8, 2010, the Board of Directors (the “Board”) of PGT, Inc. (the “Company”) established the date of the Company’s 2010 annual meeting of stockholders and set the record date for stockholders eligible to vote at the annual meeting.  The Company’s 2010 annual meeting of stockholders will be held on Tuesday, April 6, 2010.  The Board has fixed the close of business on March 19, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof.

Also on March 8, 2010, the Company’s Board approved, subject to stockholder approval at the Company’s 2010 annual meeting of stockholders, an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to permit the Company to offer to employees of the Company the opportunity to voluntarily exchange outstanding stock options granted under the 2006 Plan or the Company’s 2004 Stock Incentive Plan that have an exercise price of at least $3.09 per share for replacement options that will represent the ability to purchase, at a lower exercise price and subject to a new term and new vesting schedule, an equal number of shares of common stock.

The filing of this Current Report on Form 8-K is intended to satisfy the Company’s filing obligations under Exchange Act Rule 13e-4(c) regarding communications made by an issuer prior to the commencement of any issuer tender offer and Rule 14a-12 regarding proxy solicitation materials distributed prior to the filing of a proxy statement, meeting the requirements of Exchange Act Rule 14a-3(a).

Additional Information and Where to Find It

This announcement is for informational purposes only and is not an offer to buy, or the solicitation of an offer to sell, any of the Company’s securities. At the time the option exchange is commenced, the Company will provide stock option holders who are eligible to participate in the option exchange with written materials explaining the precise terms and timing of the option exchange. Persons who are eligible to participate in the option exchange should read these written materials carefully when they become available because they will contain important information about the exchange program. The Company will also file these written materials with the United States Securities and Exchange Commission (the “SEC”) as part of a tender offer statement upon the commencement of the offer. The Company’s stockholders and option holders will be able to obtain these written materials and other documents filed by the Company with the SEC free of charge from the Company’s website at www.pgtindustries.com or from the SEC’s website at www.sec.gov.

In addition, the Company intends to file with the SEC and distribute to its stockholders a proxy statement to solicit proxies for approval of the amendment to the 2006 Plan, as required by the rules of the Nasdaq Stock Market.  Before making any voting decision, stockholders are urged to read the definitive proxy statement when it becomes available because it will contain important information about the exchange program.  You may obtain a free copy of the definitive proxy statement (if and when it becomes available) and other related documents filed by PGT with the SEC at the SEC’s web site at www.sec.gov.  The definitive proxy statement (if and when it becomes available) and the other documents may also be obtained for free from the Company’s website at www.pgtindustries.com.

Participants in the Solicitation

PGT, Inc., its directors and executive officers, other members of management, and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the option exchange. You can find information about the executive officers and directors of PGT in the Company’s Annual Report on Form 10-K filed with the SEC on March 19, 2009, and definitive proxy statement filed with the SEC on April 20, 2009. You can obtain free copies of these documents at the Company’s web site or the SEC’s web site at the addresses referenced above.

Additional information regarding the interests of such potential participants in the solicitation will be included in the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

Statements in this report and the exhibits hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions, or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to PGT, Inc. on the date this release was submitted.  PGT, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues and operating results’ being highly dependent on, among other things, the homebuilding industry, aluminum prices, and the economy.  PGT, Inc. may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in Part 1, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended January 3, 2009 (File No. 000-52059) filed with the United States Securities and Exchange Commission.  Consequently, all forward-looking statements in this report and the attachment and exhibit hereto are qualified by the factors, risks, and uncertainties contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By:  /s/ Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:    Vice President and General Counsel

Dated: March 8, 2010